[LUKENS LETTERHEAD]

                                                 Contact:  Kate G. Pella
                                                           610-383-3345


                LUKENS DECLARES COMMON STOCK DIVIDEND


      COATESVILLE, PA., April 29, 1998 - Directors of Lukens Inc. (NYSE:
LUC) today declared a dividend on the company's common stock of $.25 a share, payable May 15, 1998, to stockholders of record on May 11, 1998.

      Lukens Inc. is a leading North American specialty steel manufacturer whose operating units supply carbon, alloy and clad plate steels; and stainless steel sheet, strip and plate products.

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